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          SUBLEASE BY AND BETWEEN PEREGRINE SYSTEMS, INC. AND JMI, INC.

This sublease is entered into this _____ day of _____________, 1996, by and between PEREGRINE SYSTEMS, INC., A DELAWARE CORPORATION (the "Sublessor") and JMI, INC., A TEXAS CORPORATION (the "Sublessee").

1.   Premises.
     Sublessor leases to Sublessee and Sublessee hires from Sublessor those certain premises (the "Premises") cross-hatched on Exhibit A, together with appurtenances, situated in the City of SAN DIEGO, County of SAN DIEGO, State of California and further described as follows: 13,310 SQUARE FEET OF OFFICE SPACE LOCATED ON THE ENTIRE SECOND FLOOR OF 12680 HIGH BLUFF DR.

2.   Nature of the Sublease.
     Sublessee hereby acknowledges that the Premises are being leased by Sublessor pursuant to the lease attached hereto as Exhibit B (the "Master Lease") between Sublessor, as lessee, and WCB II MORE LIMITED PARTNERSHIP, as lessor (the "Master Lessor").

     a. This Sublease is subject to all of the terms and conditions of the Master Lease and Sublessee shall assume and perform all of the obligations of Sublessor as lessee under the Master Lease, to the extent the terms and conditions are applicable to the Premises. Sublessee shall not commit or permit to be committed on the premises any act or omission which violates any term or condition of the Master Lease.

     b. All of the terms and conditions of the Master Lease are incorporated herein, as terms and conditions of the Sublease (with each reference therein to lessor or landlord deemed to be a reference to Sublessor and each reference therein to lessee or tenant deemed to be a reference to Sublessee), and the terms of this Sublease agreement, including such incorporated terms, shall constitute all of the terms and conditions of this Sublease.

3.   Term.
     a. The term of this Sublease shall be for the period commencing on JUNE 1, 1996 (the "Commencement Date") and ending on
          OCTOBER 31, 2003, unless sooner terminated in accordance with the terms of this Sublease.

     b. In the event the Sublessor is unable to deliver possession of the Premises on the Commencement Date, Sublessor shall not be liable for any damage caused thereby, nor shall this sublease be void or voidable, but Sublessee shall not be liable for rent until such time as Sublessor offers to deliver possession of the Premises to Sublessee; provided, however, that if the delay in the delivery of possession exceeds sixty (60) days, then Sublessee, at its option, to be exercised in writing within ten (10) days after the end of said sixty-day period, may terminate this Sublease. In no event shall the term of this Sublease be extended by any such delay in delivery of possession.

     c. In the event of a change of control of ownership of Sublessor, Sublessee shall have the right, but not the obligation to terminate this Sublease on sixty days written notice to Sublessor, PROVIDED Sublessee exercises such right within six months of such change of control.

4.   Rent.
     On or before the first day of each calendar month of the term of this Sublease, Sublessee shall pay to Sublessor in advance as rent for the Premises and without deduction, offset, prior notice, or demand,

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     the sum of SIXTEEN THOUSAND SIX HUNDRED THIRTY-SEVEN AND 50/100 dollars
     ($16,637.50). If, because of the date on which rent liability commences or terminates, Sublessee is liable for less than a full month's rent, then rent and other monthly payments due under this Sublease shall be prorated based upon the fraction of the month for which Sublessee is liable for rent. The base rent shall increase on each anniversary of the commencement of the lease by $.05 per square foot per month.

5.   Security Deposit.
     Concurrently with Sublessee's execution of this Sublease, Sublessee shall deposit with Sublessor the sum of SIXTEEN THOUSAND SIX HUNDRED THIRTY-SEVEN AND 50/100 dollars ($16,637.50) to be held by Sublessor as a security deposit for the full and faithful performance of all of the terms, covenants, and conditions of this Sublease. If Sublessee defaults with respect to any provision hereof, Sublessor may at its election apply or retain all or any part of such deposit for the payment of any amount due under this Sublease or any amount which Sublessor may spend or become obligated to spend by reason of Sublessee's default. Sublessor shall not be required to maintain this security deposit separate from its general funds, and Sublessee shall not be entitled to interest thereon. If Sublessee fully and faithfully performs every provision of this Sublease to be performed by it, the security deposit, or any balance thereof, shall be returned to Sublessee (or, at Sublessor's option, to the last assignee of Sublessee's interest hereunder) at the expiration of the term of this Sublease and after Sublessee has vacated the Premises.

6.   Use.
     Sublessee shall use the Premises for GENERAL OFFICE SPACE and for no other purpose without the prior written consent of Sublessor. The business of Sublessee shall be established and conducted throughout the term of this Sublease in a first-class manner. Sublessee shall not use or permit the Premises to be used for the conduct of any offensive, noisy, or dangerous trade, business, manufacture, or occupation, nor shall the Premises be used to conduct an auction sale. Sublessee shall not do or allow anything to be done upon the Premises which will cause structural injury to the Premises or the building containing the Premises. The Premises shall not be overloaded and no machinery, apparatus, or other appliance shall be used or operated in or upon the Premises which will in any manner injure, vibrate, or shake the Premises or the building containing the Premises. No use shall be made of the Premises which will in any way impair the efficient operation of the sprinkler system (if any) within the building containing the Premises. Sublessee shall not leave the Premises unoccupied or vacant during the term of this Sublease. No musical instrument or noise-making device of any sort shall be operated or allowed upon the Premises for the purpose of attracting trade or otherwise. Sublessee shall not use or permit the use of the Premises or any part thereof for any purpose which would increase the existing rate of insurance or cause a cancellation of any insurance policy covering the Premises or the building containing the Premises. If any act of Sublessee or any use of the Premises causes, directly or indirectly, any increase in the insurance expense of Sublessor, said additional expense shall be paid by Sublessee to Sublessor upon demand. No such payment by Sublessee shall limit Sublessor in the exercise of any other right or remedy it may have, or constitute a waiver of Sublessor's right to require Sublessee to discontinue such act or use.

7.   Kitchen and Fitness Facilities.
     To the extent Sublessor continues to maintain a kitchen facility at 12680 High Bluff Drive, Sublessee's employees shall be allowed access and use, on an "as available" basis, but otherwise to the same extent as Sublessor's employees. To the extent Sublessor continues to maintain a fitness facility at 12680 High Bluff Drive, Sublessee's employees shall be allowed access and use, on an "as available" basis, but otherwise to the same extent as Sublessor's employees, PROVIDED each such employee of Sublessee who desires access to and use of the fitness facility shall execute a form evidencing waiver of liability of Sublessor; the content of such form shall be determined from time to time by Sublessor.

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8.   Parking Spaces.
     To the extent Sublessor is allowed any reserved parking spaces by Master Lessor, pursuant to the Master Lease or otherwise, Sublessor agrees to set aside as reserved parking for Sublessee two such spaces and designate them in the same manner as Sublessor's own reserved spaces, except that should Sublessee so desire, and to the extent such designation includes Sublessor's name, Sublessee may request and Sublessor shall include Sublessee's name in place of Sublessor's name in such designation.

9.   Notice.
     All notices or demands of any kind required or desired to be given by Sublessor or Sublessee hereunder shall be in writing and shall be deemed delivered forty-eight (48) hours after depositing the notice or demand in the United States mail, certified or registered, postage prepaid, addressed to the Sublessor, Sublessee, or Master Lessor, at the address set forth for him or it in the signature portion of this Sublease.

10.  Address for Payments.
     All rent and other payments due under this Sublease shall be paid by Sublessee to Sublessor at the address for Sublessor provided in the signature of this Sublease.

SUBLESSOR:  Peregrine Systems, Inc.     SUBLESSEE:  JMI, Inc.


By: /s/ David Farley                    By: /s/ Charles E. Noell
   --------------------------------        --------------------------------
Title:                                  Title:
      -----------------------------           -----------------------------

ADDRESS:                                ADDRESS:

12670 High Bluff Drive                  12680 High Bluff Drive
San Diego, California  92130            San Diego, CA 92130

ATTACHMENTS:

- Exhibit A - Drawing of building marked with cross-hatch to show Premises
- Exhibit B - Master Lease [See Exhibit-10.11 to Registrant's Form S-1]

                                     CONSENT

The undersigned, lessor under the Master Lease, hereby consents to the subletting of the Premises described in Exhibit A on the terms and conditions contained in the foregoing Sublease. The consent shall apply only to this Sublease and shall not be deemed to be a consent to any other sublease.

DATED:                          MASTER LESSOR:  WCB II MORE LIMITED PARTNERSHIP,
      ----------------------         a Delaware limited partnership

                                By:
                                     -------------------------------------------
                                     Stuart J. Simon, Senior Vice President
                                     ARES Realty Capital, Inc.,
                                     Authorized Signatory